CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of Prudential Annuities Life Assurance Corporation Variable Account B (“Registration Statement”) of our reports dated April 11, 2019, relating to the financial statements of the subaccounts listed in Appendix A, which appear in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 7, 2019, relating to the financial statements of Prudential Annuities Life Assurance Corporation, which appears in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, NY
December 19, 2019

Appendix A

AST Goldman Sachs Large-Cap Value Portfolio	ProFund VP Bull	AST Global Real Estate Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	ProFund VP Consumer Services	AST Parametric Emerging Markets Equity Portfolio
AST Government Money Market Portfolio	ProFund VP Consumer Goods	AST Bond Portfolio 2020
AST Cohen & Steers Realty Portfolio	ProFund VP Oil & Gas	AST Jennison Large-Cap Growth Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio	ProFund VP Europe 30	AST Bond Portfolio 2017
AST T. Rowe Price Large-Cap Value Portfolio	ProFund VP Financials	AST Bond Portfolio 2021
AST High Yield Portfolio	ProFund VP U.S. Government Plus	Wells Fargo VT Omega Growth Fund (Class 2)
AST Small-Cap Growth Opportunities Portfolio	ProFund VP Health Care	Wells Fargo VT Omega Growth Fund (Class 1)
AST WEDGE Capital Mid-Cap Value Portfolio	Access VP High Yield Fund	Wells Fargo VT Small Cap Growth Fund (Class 1)
AST Small-Cap Value Portfolio	ProFund VP Industrials	Wells Fargo VT International Equity Fund (Class 1)
AST Goldman Sachs Mid-Cap Growth Portfolio	ProFund VP Internet	AST Bond Portfolio 2022
AST Goldman Sachs Small-Cap Value Portfolio	ProFund VP Japan	AST Quantitative Modeling Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio	ProFund VP Precious Metals	AST BlackRock Global Strategies Portfolio
AST Lord Abbett Core Fixed Income Portfolio	ProFund VP Mid-Cap Growth	Invesco V.I. Diversified Dividend Fund (Series I)
AST Loomis Sayles Large-Cap Growth Portfolio	ProFund VP Mid-Cap Value	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)
AST MFS Growth Portfolio	ProFund VP Pharmaceuticals	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	ProFund VP Real Estate	Wells Fargo VT Opportunity Fund (Class 1)
AST Small-Cap Growth Portfolio	ProFund VP Rising Rates Opportunity	Wells Fargo VT Opportunity Fund (Class 2)
AST BlackRock Low Duration Bond Portfolio	ProFund VP NASDAQ-100	AST Prudential Core Bond Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio	ProFund VP Semiconductor	AST Bond Portfolio 2023
AST QMA US Equity Alpha Portfolio	ProFund VP Small-Cap Growth	AST New Discovery Asset Allocation Portfolio
AST T. Rowe Price Natural Resources Portfolio	ProFund VP Short Mid-Cap	AST Western Asset Emerging Markets Debt Portfolio
AST T. Rowe Price Asset Allocation Portfolio	ProFund VP Short NASDAQ-100	AST MFS Large-Cap Value Portfolio
AST International Value Portfolio	ProFund VP Short Small-Cap	Invesco V.I. Mid Cap Growth Fund (Series I)
AST MFS Global Equity Portfolio	ProFund VP Small-Cap Value	AST Bond Portfolio 2024
AST J.P. Morgan International Equity Portfolio	ProFund VP Technology	AST AQR Emerging Markets Equity Portfolio
AST Templeton Global Bond Portfolio	ProFund VP Telecommunications	AST ClearBridge Dividend Growth Portfolio
AST International Growth Portfolio	ProFund VP UltraMid-Cap	Columbia Variable Portfolio Government Money Market Fund (Class 1)
AST Wellington Management Hedged Equity Portfolio	ProFund VP UltraNASDAQ-100	Columbia Variable Portfolio - Income Opportunities Fund (Class 1)
AST Capital Growth Asset Allocation Portfolio	ProFund VP UltraSmall-Cap	AST AQR Large-Cap Portfolio
AST Academic Strategies Asset Allocation Portfolio	ProFund VP Utilities	AST QMA Large-Cap Portfolio
AST Balanced Asset Allocation Portfolio	ProFund VP Large-Cap Growth	AST Bond Portfolio 2025
AST Preservation Asset Allocation Portfolio	ProFund VP Large-Cap Value	AST Bond Portfolio 2026
AST RCM World Trends Portfolio	Rydex VT Nova Fund	AST Bond Portfolio 2027
AST J.P. Morgan Global Thematic Portfolio	Rydex VT NASDAQ-100® Fund	NVIT Emerging Markets Fund (Class D)
AST Goldman Sachs Multi-Asset Portfolio	Rydex VT Inverse S&P 500® Strategy Fund	AST Bond Portfolio 2028
AST Western Asset Core Plus Bond Portfolio	Invesco V.I. Health Care Fund (Series I)	AST Bond Portfolio 2029
Davis Value Portfolio	Invesco V.I. Technology Fund (Series I)
Columbia Variable Portfolio - Asset Allocation Fund (Class 1)	Wells Fargo VT Index Asset Allocation Fund (Class 2)
Columbia Variable Portfolio - Small Company Growth Fund (Class 1)	Wells Fargo VT International Equity Fund (Class 2)
Prudential SP International Growth Portfolio (Class I)	Wells Fargo VT Small Cap Growth Fund (Class 2)
ProFund VP Asia 30	AST Fidelity Institutional AM℠ Quantitative Portfolio
ProFund VP Banks	AST Prudential Growth Allocation Portfolio
ProFund VP Bear	AST Advanced Strategies Portfolio
ProFund VP Biotechnology	AST Investment Grade Bond Portfolio
ProFund VP Basic Materials	AST Bond Portfolio 2018
ProFund VP UltraBull	AST Bond Portfolio 2019